THIS AMENDED LETTER OF TRANSMITTAL AND ELECTION FORM IS FOR USE BY PERSONS WHO WISH TO ACCEPT THE OFFER (AS DEFINED HEREIN) BY AURORA CANNABIS INC. (“AURORA”) TO PURCHASE ALL OF THE ISSUED AND OUTSTANDING COMMON SHARES OF CANNIMED THERAPEUTICS INC., INCLUDING ANY COMMON SHARES THAT MAY BECOME ISSUED AND OUTSTANDING (INCLUDING UPON THE EXERCISE, EXCHANGE OR CONVERSION OF ANY CONVERTIBLE SECURITIES) AFTER THE DATE OF THE OFFER, BUT BEFORE THE EXPIRY TIME (AS DEFINED HEREIN). IT IS IMPORTANT THAT YOU VALIDLY COMPLETE, DULY EXECUTE AND RETURN THIS AMENDED LETTER OF TRANSMITTAL ON A TIMELY BASIS IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED HEREIN.

PLEASE READ THE ACCOMPANYING NOTICE OF VARIATION (AS DEFINED HEREIN) BEFORE COMPLETING THIS AMENDED LETTER OF TRANSMITTAL.

AMENDED LETTER OF TRANSMITTAL

(as amended February 5, 2018)

TO DEPOSIT COMMON SHARES OF

CANNIMED THERAPEUTICS INC.

Pursuant to the Offer, dated November 24, 2017, as amended by the Notice of Variation on February 5, 2018 made by

AURORA CANNABIS INC.

THE OFFER WILL BE OPEN FOR ACCEPTANCE UNTIL 11:59 PM (PACIFIC TIME) ON FRIDAY, MARCH 9, 2018 (THE “EXPIRY TIME”) UNLESS THE OFFER IS ACCELERATED, EXTENDED, OR WITHDRAWN BY THE OFFEROR.

CANNIMED SHAREHOLDERS WHO HAVE ACCEPTED THE OFFER THROUGH A BOOK-ENTRY TRANSFER WILL BE DEEMED TO HAVE COMPLETED AND SUBMITTED AN AMENDED LETTER OF TRANSMITTAL (IN THE FORM HEREOF) AND WILL BE BOUND BY THE TERMS HEREOF.

This Amended Letter of Transmittal (the “Amended Letter of Transmittal”) is to be used by registered shareholders (the “CanniMed Shareholders”) of common shares (the “CanniMed Shares”) of CanniMed Therapeutics Inc. (“CanniMed” or the “Company”) to accept the offer dated November 24, 2017 (the “Original Offer”), as amended by the notice of variation dated February 5, 2018 (the “Notice of Variation” together with the Original Offer, the “Offer”) made by Aurora Cannabis Inc. (the “Offeror” or “Aurora”) to purchase, all of the issued and outstanding CanniMed Shares (including any CanniMed Shares that may become issued and outstanding upon exercise, exchange or conversion of convertible securities after the date of the Offer but before the Expiry Time), excluding the CanniMed Shares owned by Aurora and its affiliates, as set out in the Original Offer and accompanying take-over bid circular of Aurora dated November 24, 2017 as amended by the notice of change dated January 12, 2018 (the “Notice of Change”) (the “Circular” and together with the Original Offer, the “Original Offer and Circular”), and the Notice of Variation, and to facilitate the deposit of CanniMed Shares pursuant to the Offer.

The terms and conditions of the Original Offer and Circular, Notice of Change, and Notice of Variation are incorporated by reference in this Amended Letter of Transmittal and capitalized terms used but not defined in this Amended Letter of Transmittal have the respective meanings set out in the Original Offer and Circular, Notice of Change, or Notice of Variation, as applicable.

This Amended Letter of Transmittal is to be used by registered CanniMed Shareholders only and is NOT to be used by beneficial holders of CanniMed Shares (each, a “Beneficial Shareholder”). A Beneficial Shareholder does not have CanniMed Shares registered in his, her or its name; rather, such CanniMed Shares are held by an intermediary or clearing agency such as CDS & Co. (each, an “Intermediary”). If you are a Beneficial Shareholder you should contact your Intermediary for instructions and assistance in receiving the consideration for your CanniMed Shares.

On the Effective Date, CanniMed Shareholders will be entitled to receive, at the election of each CanniMed Shareholder, in exchange for each CanniMed Share either: (a) 3.40 common shares of the Offeror (the “Aurora Shares”)(the “Share Alternative”); (b) $43.00 in cash, subject to pro-ration (the “Cash Alternative”) as described in the Notice of Variation; or (c) any combination of Aurora Shares and cash based on a maximum of $43.00 in cash per CanniMed Share, with the cash being subject to the same pro-ration as the Cash Alternative (the “Share and Cash Alternative”). (The Aurora Shares or cash issuable in exchange for CanniMed Shares pursuant to the Offer are sometimes collectively referred to herein as the “Consideration”). CanniMed Shareholders are not entitled to receive fractional Aurora Shares in connection with the Offer and the number of Aurora Shares issuable to each CanniMed Shareholder pursuant to the Offer will be rounded down to the nearest whole number with cash paid in lieu of any fractional Aurora Share.

CanniMed Shareholders who wish to accept the Offer must, prior to the Expiry Time, complete and execute this Amended Letter of Transmittal and tender it, or a manually executed facsimile thereof, together with any other documents required by this Amended Letter of Transmittal, to Laurel Hill Advisory Group Company, the depositary for the Offer (in such capacity, the “Depositary and Information Agent”), at the offices of the Depositary and Information Agent set out on the back page of this Amended Letter of Transmittal. Detailed rules and instructions are set out below in this Amended Letter of Transmittal.

CanniMed Shareholders who wish to accept the Offer will not be required to pay any fee or commission if they tender their CanniMed Shares directly to the Depositary and Information Agent. See Section 3 of the Offer, “Manner of Acceptance”.

Aurora will pay for CanniMed Shares validly deposited under the Offer and not withdrawn by (i) providing a treasury direction to the Offeror’s transfer agent, Computershare Trust Company of Canada (“Computershare”), to issue a sufficient number of Aurora Shares for transmittal to depositing CanniMed Shareholders; and/or (ii) issuing a cheque payable to depositing CanniMed Shareholders for the value elected, subject to pro ration as described in the Notice of Variation. Under no circumstances will interest accrue or be paid by Aurora or the Depositary and Information Agent to persons depositing CanniMed Shares on the purchase price of CanniMed Shares purchased by Aurora, regardless of any delay in making such payment. The Depositary and Information Agent will act as the agent of persons who have deposited CanniMed Shares in acceptance of the Offer for the purposes of receiving payment from Aurora and transmitting payment to such persons, and receipt of payment by the Depositary and Information Agent shall be deemed to constitute receipt thereof by persons depositing CanniMed Shares.

PLEASE READ THE ORIGINAL OFFER AND CIRCULAR, NOTICE OF CHANGE, NOTICE OF VARIATION, AND THE INSTRUCTIONS SET OUT BELOW CAREFULLY BEFORE COMPLETING THIS AMENDED LETTER OF TRANSMITTAL. DELIVERY OF THIS AMENDED LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN THE ADDRESS AS SET FORTH HEREIN WILL NOT CONSTITUTE A VALID DELIVERY. IF SHARES ARE REGISTERED IN DIFFERENT NAMES, A SEPARATE AMENDED LETTER OF TRANSMITTAL MUST BE SUBMITTED FOR EACH DIFFERENT REGISTERED OWNER. SEE INSTRUCTION 9.

NOTICE TO U.S. SHAREHOLDERS

The exchange offer is made for the securities of a company formed outside of the United States. The Offer is subject to disclosure requirements of Canada that are different from those of the United States. Financial statements included or incorporated by reference in the Offer and Circular have been prepared in accordance with Canadian accounting standards and may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal Securities Laws, since the Offeror is located in Canada, and some or all of its officers or directors may be residents of Canada or another country outside of the United States. You may not be able to sue a Canadian company or its officers or directors in a court in Canada or elsewhere outside of the United States for violations of U.S. Securities Laws. It may be difficult to compel a Canadian company and its affiliates to subject themselves to a U.S. court’s judgment.

You should be aware that Offeror may purchase securities otherwise than under the Offer, such as in open market or privately negotiated purchases.

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED FOR OFFER AND SALE IN CERTAIN U.S. STATES WHERE HOLDERS OF CANNIMED SHARES RESIDE AND NO SUCH OFFER TO SELL OR SALE, OR SOLICITATION OF AN OFFER TO BUY MAY BE MADE IN SUCH U.S. STATES.

IF YOU ARE A U.S. SHAREHOLDER (AS DEFINED IN BOX H BELOW), YOU MUST ALSO COMPLETE THE ENCLOSED IRS FORM W-9 OR IRS FORM W-8, WHICHEVER IS APPLICABLE (SEE INSTRUCTION 9, “IMPORTANT TAX INFORMATION FOR U.S. SHAREHOLDERS”).

AMENDED LETTER OF TRANSMITTAL

TO:	Aurora Cannabis Inc. and Laurel Hill Advisory Group Company

DEPOSIT OF CANNIMED SHARES

The undersigned certifies that the undersigned has read the instructions set out herein before completing this Amended Letter of Transmittal and upon the terms and subject to the conditions set forth in the Offer, the undersigned hereby deposits with the Depositary and Information Agent for transfer in exchange for the Consideration, the following CanniMed Shares, details of which are as follows (enclosed DRS Statement(s) if available): (Please print or type)

Box 1
DESCRIPTION OF CANNIMED SHARES DEPOSITED
DRS Account number (if known)	Name in which CanniMed Shares are Registered (Please fill in exactly as name(s) appear on the DRS Statement(s))**	Number of CanniMed Shares held by the Shareholder DRS Statement***

TOTAL:

(If space is not sufficient, please attach a list in the above form.)

**

If CanniMed Shares are registered in different names, a separate Amended Letter of Transmittal must be submitted for each different registered CanniMed Shareholder. See Instructions 2 and 9 of this Amended Letter of Transmittal.

***	The total number of CanniMed Shares evidenced by all DRS Statements delivered will be deemed to have been deposited.

It is understood that, upon receipt of this Amended Letter of Transmittal validly completed and duly signed, together with the Direct Registration System (the “DRS”) Statement(s) or the DRS account number, if available, relating to the CanniMed Shares deposited herewith (the “Deposited CanniMed Shares”) and any other required documentation, and following the Effective Date, the Depositary and Information Agent will send to the undersigned, in accordance with the delivery instructions provided in Box “A” or “B” below, a DRS Statement in respect of the Aurora Shares and/or the cash consideration that the undersigned is entitled to receive under the Offer or hold such DRS Statement in respect of the Aurora Shares for pick-up in accordance with the instructions set out below, and the Deposited CanniMed Shares will forthwith be transferred to Aurora and cancelled.

ELECTION FOR CANNIMED SHAREHOLDERS

OPTION 1 — ELECTION TO RECEIVE THE SHARE ALTERNATIVE

[ ]	Please check this box if you wish to receive 3.40 Aurora Shares for each of your CanniMed Shares as consideration for your CanniMed Shares

The undersigned hereby elects to receive the Share Alternative as consideration for all of his, her or its CanniMed Shares deposited hereunder.

– OR –

OPTION 2 — ELECTION TO RECEIVE THE CASH ALTERNATIVE

[ ]	Please check this box if you wish to receive up to $43.00 in cash for each of your CanniMed Shares as consideration for your CanniMed Shares

The undersigned hereby elects to receive the Cash Alternative as consideration for all of his, her or its CanniMed Shares deposited hereunder. The undersigned acknowledges that the cash amount will be subject to pro ration and the balance of his, her or its consideration will be payable in Aurora Shares, all as provided for in the Notice of Variation.

– OR –

OPTION 3 — ELECTION TO RECEIVE THE SHARE AND CASH ALTERNATIVE

[ ]	Please check this box if you wish to receive a combination of cash and Aurora Shares for your CanniMed Shares as consideration for your CanniMed Shares, and complete the following:

The undersigned hereby elects to receive $__________ (designated cash amount preferred, not to exceed $43.00 in cash for each CanniMed Share) with the balance to be paid in Aurora Shares as provided for in the Notice of Variation, being the Share and Cash Alternative, as consideration for all of his, hers or its CanniMed Shares deposited hereunder. The undersigned acknowledges that the cash amount will be subject to pro ration as provided for in the Notice of Variation.

NOTE: If no election is made, the undersigned will be a deemed to have elected the Share Alternative.

The undersigned holder of CanniMed Shares hereby:

1.	acknowledges receipt of the Offer and Circular, and acknowledges entering into a binding agreement between the undersigned and Aurora in accordance with the terms and conditions of the Offer;

2.	transmits herewith the CanniMed Shares described above for transfer under the Offer;

3.

surrenders to Aurora, effective on and after the date that Aurora takes up and pays for the CanniMed Shares, all right, title and interest in and to all of the Deposited CanniMed Shares and irrevocably approves, constitutes and appoints each officer of Aurora and any other Person designated by Aurora in writing (each an "Appointee") as the true and lawful agents, attorneys and attorneys-in-fact and proxies, with full power of substitution and re-substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), of the undersigned with respect to the Deposited CanniMed Shares:

(a)	to register or record the transfer and/or cancellation of the Deposited CanniMed Shares on the appropriate register maintained by or on behalf of the Company;

(b)

for so long as any Deposited CanniMed Shares are registered or recorded in the name of such CanniMed Shareholder (whether or not they are now so registered or recorded), to exercise any and all rights of such CanniMed Shareholder, including the right to vote, to execute and deliver any and all instruments of proxy, authorizations or consents (in form and on terms satisfactory to Aurora) in respect of any or all Deposited CanniMed Shares, to revoke any such instrument, authorization or consent, and to designate in such instrument, authorization or consent any Person or Persons as the proxy of such CanniMed Shareholder in respect of the Deposited CanniMed Shares for all purposes, including in connection with any meeting or meetings of holders of relevant securities of the Company (whether annual, special or otherwise or any adjournment or postponement thereof, including any meeting to consider a Subsequent Acquisition Transaction);

(c)

to execute, endorse and negotiate, for and in the name of and on behalf of such CanniMed Shareholder, any and all cheques or other instruments representing any Distribution (as defined below) payable to or to the order of, or endorsed in favour of, such CanniMed Shareholder; and (d) to exercise any other rights of a holder of the CanniMed Shares;

4.

acknowledges that the delivery of the Deposited CanniMed Shares shall be effected, and the risk of loss to such Deposited CanniMed Shares shall pass, only upon proper receipt thereof by the Depositary and Information Agent;

5.

revokes any and all authority, other than as granted in this Amended Letter of Transmittal, whether as agent, attorney, attorney-in-fact, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Deposited CanniMed Shares and agrees that no subsequent authority, whether as agent, attorney, attorney-in-fact, proxy or otherwise will be granted with respect to the Deposited CanniMed Shares;

6.

agrees not to vote any of the Deposited CanniMed Shares taken up and paid for under the Offer at any meeting of holders of CanniMed Shares (whether annual, special or otherwise or any adjournment or postponement thereof) and not to exercise any other rights or privileges attached to such Deposited CanniMed Shares, or otherwise act with respect thereto. The undersigned agrees to execute and deliver to Aurora, at any time and from time to time, as and when requested by, and at the expense of, Aurora, any and all instruments of proxy, authorizations or consents, in form and on terms satisfactory to Aurora, in respect of any such Deposited CanniMed Shares. The undersigned further agrees to designate in any such instruments of proxy, the Person or Persons specified by Aurora as the proxyholder of the undersigned in respect of all or any such Deposited CanniMed Shares;

7.

acknowledges and agrees that, subject to the terms and conditions of the Offer and, in particular, to the Deposited CanniMed Shares being validly withdrawn by or on behalf of the undersigned CanniMed Shareholder, and except as provided below, by accepting the Offer using the procedures set out in the Offer, the undersigned CanniMed Shareholder irrevocably assigns to Aurora, and Aurora will thereby acquire, free and clear of all liens, restrictions, charges, encumbrances, claims, adverse interests, equities and rights of others, all of the rights and benefits of such CanniMed Shareholder in and to the Deposited CanniMed Shares tendered to the Depositary and Information Agent under the Offer and in and to all rights and benefits arising from such Deposited CanniMed Shares, including any and all dividends, distributions, payments, securities, property and other interests (collectively, "Distributions" and each individually a "Distribution"), which may be declared, paid, accrued, issued, distributed, made or transferred on or in respect of the Deposited CanniMed Shares, or any of them, on or after November 24, 2017 (being the date of the Offer), including any dividends, distributions or payments on such Distributions; (If, notwithstanding such assignment, any Distributions are received by or made payable to or to the order of the undersigned CanniMed Shareholder, then:

(a)

Aurora will be entitled to all rights and privileges as the holder of any such Distribution and such Distribution shall be received and held by such CanniMed Shareholder for the account of Aurora and shall be promptly remitted and transferred by the CanniMed Shareholder to the Depositary and Information Agent for the account of Aurora, accompanied by appropriate documentation of transfer (in form and substance satisfactory to Aurora); or

(b)

in its sole discretion, Aurora may, in lieu of such remittance or transfer, reduce the amount of the consideration payable to such CanniMed Shareholder under the Offer by (i) deducting from the number of Aurora Shares otherwise issuable by Aurora to the undersigned CanniMed Shareholder pursuant to the Offer a number of Aurora Shares equal in value to the amount or value of such Distribution, as determined by Aurora, in its sole discretion, and/or (ii) deducting an appropriate amount from the cash consideration otherwise payable by Aurora to the undersigned CanniMed Shareholder pursuant to the Offer in the event that the CanniMed Shareholder elects either the Cash Alternative or the Share and Cash Alternative);

8.	represents and warrants that:

(a)

the undersigned owns the Deposited CanniMed Shares and has full power and authority to execute and deliver this Amended Letter of Transmittal or cause the book-entry transfer to be made (as applicable) and to deposit, sell, assign and transfer the Deposited CanniMed Shares (and any associated Distributions);

(b)

the Deposited CanniMed Shares and associated Distributions have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any such Deposited CanniMed Shares or associated Distributions to any other person, other than under the Offer;

(c)	the deposit of the undersigned’s Deposited CanniMed Shares and associated Distributions complies with applicable Laws;

(d)	all information inserted by the undersigned into this Amended Letter of Transmittal is complete, true and accurate;

(e)

when the Deposited CanniMed Shares are taken up and paid for by Aurora in accordance with the terms of the Offer, Aurora will acquire good title thereto (and to any associated Distributions) free and clear of all liens, restrictions, charges, encumbrances, claims and rights of others;

(f)

the undersigned is not acting for the account or benefit of a person from any jurisdiction in which the acceptance of the Offer would not be in compliance with the Laws of such jurisdiction and is not in, or delivering this Amended Letter of Transmittal from, such a jurisdiction;

(g)	the undersigned is, and will immediately prior to the Effective Date be, the legal owner and registered holder of the Deposited CanniMed Shares;

(h)

the undersigned has, and will immediately prior to the Effective Date have, good title to the rights represented by the above mentioned CanniMed Shares free and clear of all liens, charges, encumbrances, claims security interests and equities, together with all rights and benefits; and

(i)

the foregoing representations and warranties shall survive the completion of the Offer and the delivery to the Depositary and Information Agent of the Deposited CanniMed Shares and any associated Distributions;

9.

will, upon request, execute any signature guarantees or additional documents, transfers and other assurances as Aurora may reasonably request to complete the sale, assignment and transfer of the Deposited CanniMed Shares (including, as applicable, Distributions) to Aurora;

10.

understands and acknowledges that a physical certificate(s) for Aurora Shares may not be issued to CanniMed Shareholders upon take-up and payment for the Deposited CanniMed Shares; rather, a DRS Statement may be delivered by the Depositary and Information Agent and Aurora Shares will be held in the name of the applicable CanniMed Shareholder and registered electronically in Aurora’s records;

11.

instructs Aurora and the Depositary and Information Agent, following receipt of this Amended Letter of Transmittal and the completion of the Offer, to send a DRS Statement representing Aurora Shares issued in exchange for the Deposited CanniMed Shares, by first class mail, postage prepaid, or to hold such DRS Statement representing those Aurora Shares for pick-up, in accordance with the instructions set out below. DRS Statements mailed in accordance with this paragraph will be deemed to have been delivered at the time of mailing;

12.

acknowledges that the Depositary and Information Agent will act as the agent of the undersigned for the purposes of receiving a DRS Statement for Aurora Shares from Aurora and receipt thereof by the Depositary and Information Agent will constitute receipt thereof by the undersigned;

13.

acknowledges that all authority conferred or agreed to be conferred by the undersigned in this Amended Letter of Transmittal (including deemed submission in the case of book-entry transfers) is irrevocable and may be exercised during any subsequent legal incapacity of such CanniMed Shareholder and shall, to the extent permitted by Law, survive the death or incapacity, bankruptcy or insolvency of such CanniMed Shareholder and all obligations of the CanniMed Shareholder herein will be binding upon the heirs, executors, administrators, attorneys, personal representatives, successors and assigns of such CanniMed Shareholder;

14.

understands and acknowledges that the undersigned will not receive the Consideration in respect of the Deposited CanniMed Shares until after the Offer is completed, the Deposited CanniMed Shares are taken- up and paid for by Aurora and such additional documents as the Depositary and Information Agent may require are received. It is further understood that under no circumstances will any amount be payable or paid by Aurora or the Depositary and Information Agent by reason of any delay in exchanging any CanniMed Shares or in issuing Aurora Shares to any person on account of CanniMed Shares taken up under the Offer. CanniMed Shareholders who wish to accept the Offer will not be required to pay any fee or commission if they tender their CanniMed Shares directly to the Depositary and Information Agent. See Section 7 of the Offer, "Payment for Deposited CanniMed Shares";

15.

acknowledges that the Offer is not being made to, nor will deposits be accepted from or on behalf of, CanniMed Shareholders in any jurisdiction in which the making or acceptance thereof would not be in compliance with the Laws of such jurisdiction;

16.

acknowledges that Aurora and the Depositary and Information Agent may be required to disclose personal information in respect of the undersigned and consents to disclosure of personal information in respect of the undersigned to (i) stock exchanges or securities regulatory authorities, (ii) the Depositary and Information Agent, (iii) any of the parties to the Offer and (iv) legal counsel to any of the parties to the Offer;

This Amended Letter of Transmittal will be construed in accordance with and governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein. The CanniMed Shareholder covered by this Amended Letter of Transmittal irrevocably attorns and submits to the exclusive jurisdiction of the British Columbia courts situated in the City of Vancouver, and waives objection to the venue of any proceedings in such court or that such court provides an inconvenient forum.

Beneficial Shareholders should contact their intermediary (i.e. broker, investment dealer, trust company, bank or other registered holder) for instructions and assistance in receiving the Consideration for their Shares.

By reason of the use by the undersigned of an English language form of Amended Letter of Transmittal, the undersigned shall be deemed to have required that any contract evidenced by the Offer as accepted through this Amended Letter of Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l’usage d’une lettre d’envoi en langue anglaise par le soussigné, le soussigné est réputé avoir requis que tout contra attesté par l’offre et son acceptation par cette lettre d’envoi, de même que tous les documents qui s’y rapportent, soient rédigés exclusivement en langue anglaise.

PLEASE COMPLETE BOX A, AND IF APPLICABLE, BOX B OR BOX C. SEE INSTRUCTION 5 BELOW.

BOX A	BOX B

PAYMENT INSTRUCTIONS	SPECIAL DELIVERY INSTRUCTIONS

To be completed by all CanniMed Shareholders	To be completed ONLY if the Aurora Shares
and/or cheque to which the undersigned is entitled
[ ] Issue Aurora Shares and/or cheque in the name of:	pursuant to the Offer are to be sent to someone
other than the address shown in Box A or Box C
(please print or type)	is checked

(please print or type)

(Name)	(Name)

(Street Address and Number)	(Street Address and Number)

(City and Province or State)	(City and Province or State)

(Country and Postal (or Zip) Code)	(Country and Postal (or Zip) Code)

(Email Address)

(Telephone - Business Hours)

(Taxpayer Identification or Social Insurance Number)

BOX C – SPECIAL PICK-UP INSTRUCTIONS

To be completed ONLY if the Aurora Shares and/or cheque to which the undersigned is entitled pursuant to the Offer are to be picked-up at the office of the Depositary and Information Agent

[ ]	HOLD FOR PICK-UP AT THE OFFICE OF THE DEPOSITARY WHERE THE CANNIMED SHARES WERE DEPOSITED

BOX D

To be completed by all CanniMed Shareholders by selecting one box below

Indicate whether you are a resident of Canada for tax purposes.

[ ]	The owner signing below represents that it is a resident of Canada for tax purposes;

OR

[ ]	The owner signing below represents that it is NOT a resident of Canada for tax purposes.

BOX E

CANADIAN TAX DEFERRAL ELECTION FOR ELIGIBLE HOLDERS

As described in Section 12 of the Notice of Variation, “Certain Canadian Federal Income Tax Considerations”, an Eligible Holder who receives Aurora Shares (whether pursuant to the Share Alternative, the Cash Alternative (in the event of pro-ration), or the Share and Cash Alternative) as consideration for such Eligible Holder’s CanniMed Shares may be able to obtain a full or partial tax deferral under the Tax Act in respect of the disposition of CanniMed Shares pursuant to the Offer by filing with the CRA (and, where applicable, with a provincial tax authority) a joint election made by the Eligible Holder and the Offeror under subsection 85(1) or (2) of the Tax Act and the corresponding provisions of any applicable provincial income tax legislation (collectively, a “Tax Election”). An Eligible Holder who chooses the Share Alternative and receives only Aurora Shares may be able to obtain tax deferral under the Tax Act without making the Tax Election where the relevant conditions are met as described in the relevant disclosure under Section 12 of the Notice of Variation, “Certain Canadian Federal Income Tax Considerations”.

“Eligible Holder” means a beneficial owner of CanniMed Shares that is (i) a resident of Canada for the purposes of the Tax Act other than a Tax Exempt Person, (ii) a partnership, any member of which is a resident of Canada for the purposes of the Tax Act (other than a partnership, all the members of which that are residents of Canada are Tax Exempt Persons), or (iii) a non-resident of Canada for the purposes of the Tax Act and any applicable income tax treaty whose CanniMed Shares constitute “taxable Canadian property” (as defined in the Tax Act) and who is not exempt from Canadian tax in respect of any gain realized on the disposition of CanniMed Shares by reason of an exemption contained in an applicable income tax treaty.

CanniMed Shareholders should consult their own tax advisors as to whether they can and should make a Tax Election and, if so, the procedure for doing so. It is the Eligible Holder’s responsibility to take the steps required to make a valid Tax Election. With the exception of the execution and return of the Tax Election by the Offeror as set out in the Notice of Variation, compliance with the requirements for a valid election will be the sole responsibility of the Eligible Holder making such election. You are urged to consult with your own tax advisor promptly in this regard, as the rules are complex, and the Tax Election may not be available, or needed, in all circumstances.

If the beneficial owner of the Deposited CanniMed Shares represented by the certificate(s) listed in Box 1 is an “Eligible Holder” as defined above, and would like to make the Tax Election, the Eligible Holder must do so in accordance with the Tax Instruction Letter. The Tax Instruction Letter will be posted to, and may then be obtained on, the Offeror’s website (https://cannimed.auroramj.com) on or about March 1, 2018. An Eligible Holder must provide the necessary information in accordance with the procedures set out in the Tax Instruction Letter within 90 days after the disposition of CanniMed Shares pursuant to the Offer.

[ ]

Check this box and provide your email address legibly below if you (i) are an Eligible Holder who intends to access the Offeror’s website in order to access the Tax Instruction Letter, and (ii) would like the Offeror to send you an email (at the address you provide below) to notify you when the Tax Instruction Letter has been posted for you to access on the Offeror’s website. Your email address to be used for this purpose is:

[your email address:] _____________________________________________________________

BOX F – SIGNATURE GUARANTEE	BOX G - SIGNATURE

Signature guaranteed by
(if required under Instruction 3):	Date: ___________________________________________________________________

Authorized Signature of Guarantor	Signature of CanniMed Shareholder or Authorized
Representative - See Instruction 4

Name of Guarantor (please print or type)	Name of CanniMed Shareholder or Authorized
Representative (please print or type)

Address of Guarantor (please print or type)	Taxpayer Identification, Social Insurance Number or
Social Security Number of CanniMed Shareholder
(please print or type)

Area Code and Telephone Number	Name of Authorized Representative, if applicable
(please print or type)

Daytime telephone number of CanniMed Shareholder or
Authorized Representative

Daytime facsimile number of CanniMed Shareholder or
Authorized Representative

Email Address of CanniMed Shareholder or Authorized
Representative

BOX H
STATUS AS U.S. SHAREHOLDER
TO BE COMPLETED BY ALL SHAREHOLDERS BY SELECTING ONE BOX BELOW
(See Instruction 8)

Indicate whether you are a U.S. Shareholder or are acting on behalf of a U.S. Shareholder:

[ ]	The person signing on Box G represents that it is not a U.S. Shareholder and is not acting on behalf of a U.S. Shareholder.

[ ]	The person signing on Box G is a U.S. Shareholder or is acting on behalf of a U.S. Shareholder.

A “U.S. Shareholder” is any holder of CanniMed Shares that is either (A) providing an address in Box A or B that is located within the United States or any territory or possession thereof or (B) a U.S. person for U.S. federal income tax purposes. A Shareholder is a U.S. person for U.S. federal income tax purposes if the CanniMed Shareholder is: (A) an individual citizen or resident alien of the United States as determined for U.S. federal income tax purposes; (B) any entity classified as a corporation or partnership for U.S. federal income tax purposes, that is created or organized in or under the Laws of the U.S. or any state in the U.S., including the District of Columbia; (C) an estate, the income of which is subject to U.S. federal income tax regardless of its source; or (D) a trust if: (i) it has validly elected to be treated as a U.S. person for U.S. federal income tax purposes; or (ii) a U.S. court is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of the trust.

To avoid U.S. backup withholding, if you are a U.S. Shareholder or acting on behalf of a U.S. Shareholder, you must duly complete and timely return to the Depositary and Information Agent the enclosed Form W-9 (see page 13 of this Letter of Transmittal) or, in certain circumstances, another withholding tax certificate. You can find more information in Instruction 9, “Important Tax Information For U.S. Shareholders”.

INSTRUCTIONS

1.	Use of Amended Letter of Transmittal

(a)      CanniMed Shareholders should read the Offer and Circular prior to completing this Amended Letter of Transmittal. The terms and conditions of the Offer and Circular are incorporated by reference in this Amended Letter of Transmittal and capitalized terms used but not defined in this Amended Letter of Transmittal have the meanings set out in the Offer and Circular.

(b)      This Amended Letter of Transmittal duly completed and signed (or an originally signed facsimile copy thereof) and all other required documents must be sent or delivered to the Depositary and Information Agent at the addresses set out on the back of this Amended Letter of Transmittal. In order to receive the Aurora Shares and/or cash under the Offer for the Deposited CanniMed Shares, it is recommended that the foregoing documents be received by the Depositary and Information Agent at the address set out on the back of this Amended Letter of Transmittal as soon as possible.

(c)      The method used to deliver this Amended Letter of Transmittal and all other required documents is at the option and risk of the CanniMed Shareholder and delivery will be deemed effective only when such documents are actually received. Aurora and the Depositary and Information Agent recommend that the necessary documentation be hand delivered to the Depositary and Information Agent at the address set out on the back of this Amended Letter of Transmittal, and a receipt obtained; otherwise the use of registered mail with return receipt requested, properly insured, is recommended. Holders of CanniMed Shares whose CanniMed Shares are registered in the name of a broker, investment dealer, bank, trust company or other nominee should contact that nominee for assistance in depositing those CanniMed Shares. Delivery to an office other than to the specified office in this Amended Letter of Transmittal does not constitute delivery for this purpose.

(d)      Aurora reserves the right, if it so elects in its absolute discretion, to instruct the Depositary and Information Agent to waive any defect or irregularity contained in any Amended Letter of Transmittal and/or accompanying documents received by it.

(e)      If the DRS Statement in respect of the Aurora Shares is to be issued in the name of a person other than the person(s) signing this Amended Letter of Transmittal or if the DRS Statement in respect of the Aurora Shares is to be mailed to someone other than the person(s) signing this Amended Letter of Transmittal or to the person(s) signing this Amended Letter of Transmittal at an address other than that shown above, the appropriate boxes in this Amended Letter of Transmittal should be completed (Box A and Box B).

2.	Signatures

This Amended Letter of Transmittal must be completed and signed by the registered holder of CanniMed Shares or by such registered holder’s duly authorized representative (in accordance with Instruction 4 below).

(a)      If this Amended Letter of Transmittal is signed by the registered holder(s) of the CanniMed Shares, such signature(s) on this Amended Letter of Transmittal must correspond with the name(s) as registered or as written on the DRS Statement(s) without any change whatsoever, If such the CanniMed Shares are owned of record by two or more joint owners, all such owners must sign this Amended Letter of Transmittal.

(b)      If this Amended Letter of Transmittal is signed by a person other than the registered holder(s) of the CanniMed Shares and/or the DRS Statement(s) representing Aurora Shares are to be issued to a person other than the registered holder(s) the signature(s) on such endorsement or share transfer power(s) of attorney must correspond exactly to the name(s) of the registered holder(s) as registered or as appearing on the DRS Statement(s) and must be guaranteed as noted in Instruction 3 below.

(c)      If any of the Deposited CanniMed Shares are registered in different names on several DRS Statement(s), it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Deposited CanniMed Shares.

3.	Guarantee of Signatures

If this Amended Letter of Transmittal is signed by a person other than the registered holder(s) of the Deposited CanniMed Shares or if the Aurora Shares are to be issued in a name other than the registered holder(s) of the CanniMed Shares, such signature must be guaranteed by an Eligible Institution (as defined below), or in some other manner satisfactory to the Depositary and Information Agent (except that no guarantee is required if the signature is that of an Eligible Institution). An “Eligible Institution” means a Canadian Schedule I chartered bank, a member of the Securities Transfer Agent Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada or the United States, members of the Investment Industry Regulatory Organization of Canada, members of the Financial Industry Regulatory Authority, Inc. (FINRA) or banks and trust companies in the United States.

4.	Fiduciaries, Representatives and Authorizations

Where this Amended Letter of Transmittal or any share transfer power(s) of attorney is executed by a person as an executor, administrator, trustee or guardian, or on behalf of a corporation, partnership or association or is executed by any other person acting in a representative capacity, such person should indicate such capacity when signing and this Amended Letter of Transmittal must be accompanied by satisfactory evidence of the authority to act. Aurora or the Depositary and Information Agent, at their discretion, may require additional evidence of authority or additional documentation.

5.	Delivery Instructions

The Aurora Shares to be issued in exchange for the Deposited CanniMed Shares will be issued in the name of the person indicated in Box A and delivered to the address indicated in Box A (unless another address has been provided in Box B). If any DRS Statement in respect of Aurora Shares is to be held for pick-up at the offices of the Depositary and Information Agent, complete Box C. If neither Box A nor Box B is completed, any Aurora Shares issued in exchange for the Deposited CanniMed Shares will be issued in the name of the registered holder of the Deposited CanniMed Shares and will be mailed to the address of the registered holder of the Deposited CanniMed Shares as it appears on the register of CanniMed Shares. Any DRS Statement mailed in accordance with this Amended Letter of Transmittal will be deemed to be delivered at the time of mailing.

7.	Direct Registration System

Aurora Shares issuable under the Offer may be issued in the Direct Registration System, or DRS. The DRS is a system that allows you to hold your Aurora Shares in “book-entry” form without having a physical share certificate issued as evidence of ownership. Instead, your Aurora Shares will be held in your name and registered electronically in Aurora’s records, which will be maintained by its transfer agent, Computershare. The Direct Registration System eliminates the need for shareholders to safeguard and store certificates, it avoids the significant cost of a surety bond for the replacement of, and the effort involved in replacing, physical certificate(s) that might be lost, stolen or destroyed and it permits/enables electronic share transactions.

Upon completion of the Offer you may receive an initial DRS Statement acknowledging the number of Aurora Shares you hold in your DRS account. Each time you have any movement of shares into or out of your DRS account, you will be mailed an updated DRS Statement. You may request a statement at any time by contacting Computershare or by accessing your account online at www.computershare.com/investorcentrecanada.

At any time you may request a share certificate for all or a portion of the Aurora Shares held in your DRS account. Simply contact Computershare with your request. A share certificate for the requested number of Aurora Shares will be sent to you by first class mail upon receipt of your instructions, at no cost to you.

For more information about DRS, please contact Computershare at 1-800-564-6253 (toll free within Canada and the U.S.) or 514-982-7555 (outside of Canada and the U.S.) or visit Computershare on-line at www.computershare.com/investorcentrecanada.

8.	Important Tax Information for U.S. Shareholders

U.S. federal income tax law requires a U.S. Shareholder (as defined above in Box H) who receives cash payments pursuant to the purchase of his, her or its CanniMed Shares by the Offeror pursuant to the Offer to provide the Depositary and Information Agent with his, her or its correct Taxpayer Identification Number (“TIN”), which, in the case of a U.S. Shareholder who is an individual, is generally the individual’s social security number. If the Depositary and Information Agent is not provided with the correct TIN or an adequate basis for an exemption, as the case may be, such U.S. Shareholder may be subject to penalties imposed by the IRS and backup withholding.

In general, to prevent backup withholding, each U.S. Shareholder that is a U.S. person (as defined above in Box H) must provide the Depositary and Information Agent with his, her or its correct TIN by duly completing the enclosed IRS Form W-9 in accordance with the instructions attached thereto, which requires such U.S. Shareholder to certify under penalty of perjury: (a) that the TIN provided is correct (or that such U.S. Shareholder is awaiting a TIN); (b) that (i) the U.S. Shareholder is exempt from backup withholding; (ii) the U.S. Shareholder has not been notified by the IRS that it is subject to backup withholding as a result of a failure to report all interest or dividends; or (iii) the IRS has notified the U.S. Shareholder that it is no longer subject to backup withholding; and (c) that the U.S. Shareholder is a U.S. person (as defined above in Box H).

Generally, certain exempt holders are not subject to backup withholding. To prevent possible erroneous backup withholding, an exempt holder must enter his, her or its correct TIN in Part I of the enclosed IRS Form W-9, provide the applicable codes in the box labelled “Exemptions”, and sign and date the form. For more details, see the enclosed IRS Form W-9.

If a U.S. Shareholder that is a U.S. person does not have a TIN, such U.S. Shareholder should: (a) consult the enclosed IRS Form W-9 for instructions as to how to apply for a TIN; (b) write “Applied For” in the space for the TIN in Part I of the enclosed IRS Form W-9; and (c) sign and date the enclosed IRS Form W-9. The Depositary and Information Agent may withhold on all payments made prior to the time a properly certified TIN is provided to it. A U.S. Shareholder who writes “Applied For” in Part I of the enclosed IRS Form W-9 should furnish the Depositary and Information Agent with such U.S. Shareholder’s TIN as soon as it is received. In such case, the Depositary and Information Agent will withhold on any payment made to such U.S. Shareholder prior to the time a properly certified TIN is provided to the Depositary and Information Agent.

If the enclosed IRS Form W-9 is not applicable to a U.S. Shareholder because such U.S. Shareholder is not a U.S. person for United States federal tax purposes, such U.S. Shareholder will instead need to submit an appropriate and properly completed IRS Form W-8, signed under penalty of perjury, to avoid backup withholding. An appropriate IRS Form W-8 may be obtained from the Depositary and Information Agent. Such forms are also available on the IRS website at www.irs.gov.

Backup withholding is not an additional U.S. federal income tax. Rather, any amounts withheld under the backup withholding rules will be allowed as a refund or credit against such U.S. Shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

A U.S. SHAREHOLDER WHO FAILS TO PROPERLY COMPLETE AND TIMELY SUBMIT THE ENCLOSED IRS FORM W-9 OR, WHERE APPLICABLE, THE APPROPRIATE IRS FORM W-8, MAY BE SUBJECT TO BACKUP WITHHOLDING ON ANY CASH PAYMENT MADE TO SUCH U.S. SHAREHOLDER PURSUANT TO THE OFFER AND MAY BE SUBJECT TO PENALTIES.

CANNIMED SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO (A) THE APPLICABILITY OF THE BACKUP WITHHOLDING AND INFORMATION REPORTING REQUIREMENTS TO THEM AND (B) THE PROPER COMPLETION OF ENCLOSED IRS FORM W- 9 OR THE APPROPRIATE IRS FORM W-8.

9.	Miscellaneous

(a)      If the space on this Amended Letter of Transmittal is insufficient to list all DRS Statement(s) for CanniMed Shares, additional DRS Statement(s) for CanniMed Shares may be listed (in the same form as above) on a separate signed list affixed to this Amended Letter of Transmittal.

(b)      If CanniMed Shares are registered in different forms (e.g. “John Doe” and “J. Doe”), a separate Amended Letter of Transmittal should be signed for each different registration.

(c)      No alternative, conditional or contingent deposits of CanniMed Shares will be accepted and no fractional Aurora Shares will be issued.

(d)      Additional copies of this Amended Letter of Transmittal may be obtained from the Depositary and Information Agent at the office specified on the last page of this Amended Letter of Transmittal.

(e)      Under no circumstances will any amount be paid by Aurora or the Depositary and Information Agent by reason of any delay in exchanging any CanniMed Shares accepted for exchange pursuant to the Offer.

(f)      This Amended Letter of Transmittal will be construed in accordance with and governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein. The holder of the CanniMed Shares covered by this Amended Letter of Transmittal hereby unconditionally and irrevocably attorns to the exclusive jurisdiction of the courts of the Province of British Columbia and the courts of appeal therefrom.

10.	Representations

The representations made by the undersigned CanniMed Shareholder in this Amended Letter of Transmittal will survive the completion of the Offer.

The Depositary and Information Agent is:

Laurel Hill Advisory Group
70 University Avenue, Suite 1440
Toronto, ON M5J 2M4

North American Toll Free Phone:
1-877-452-7184

Collect Outside of North America:
1-416-304-0211

E-mail: assistance@laurelhill.com

By Mail:
PO Box 370, STN Adelaide
Toronto, Ontario
M5C 2J5

By Registered Mail, Hand or Courier:
70 University Avenue, Suite 1440
Toronto, Ontario, M5J 2M4

Facsimile:
1-416-646-2415

Any questions or requests for assistance or additional copies of this Amended Letter of Transmittal and the
Offer to Purchase and Circular, Notice of Change, and Notice of Variation may be directed by holders of
CanniMed Shares to the Depositary and Information Agent at the telephone numbers and location set out above. You may also contact your broker or other intermediary for assistance concerning the Offer.

Form **W-9**
(Rev. November 2017)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

▶ Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give Form to the requester. Do not send to the IRS.

Print or type. See Specific Instructions on page 3.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ▶ ________

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is not disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ▶

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ________

Exemption from FATCA reporting code (if any) ________

(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.) See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN,* later.

Note: If the account is in more than one name, see the instructions for line 1. Also see *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social security number

☐☐☐ – ☐☐ – ☐☐☐☐

or

Employer identification number

☐☐ – ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here | **Signature of U.S. person ▶** | **Date ▶**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9.*

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

- Form 1099-INT (interest earned or paid)
- Form 1099-DIV (dividends, including those from stocks or mutual funds)
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
- Form 1099-S (proceeds from real estate transactions)
- Form 1099-K (merchant card and third party network transactions)
- Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
- Form 1099-C (canceled debt)
- Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, *later.*

Cat. No. 10231X Form **W-9** (Rev. 11-2017)

Form W-9 (Rev. 11-2017)	Page 2

By signing the filled-out form, you:	Example. Article 20 of the U.S.-China income tax treaty allows an
1. Certify that the TIN you are giving is correct (or you are waiting for a	exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this
number to be issued),	student will become a resident alien for tax purposes if his or her stay in
2. Certify that you are not subject to backup withholding, or	the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows
3. Claim exemption from backup withholding if you are a U.S. exempt	the provisions of Article 20 to continue to apply even after the Chinese
payee. If applicable, you are also certifying that as a U.S. person, your	student becomes a resident alien of the United States. A Chinese
allocable share of any partnership income from a U.S. trade or business	student who qualifies for this exception (under paragraph 2 of the first
is not subject to the withholding tax on foreign partners' share of	protocol) and is relying on this exception to claim an exemption from tax
effectively connected income, and	on his or her scholarship or fellowship income would attach to Form
W-9 a statement that includes the information described above to
4. Certify that FATCA code(s) entered on this form (if any) indicating	support that exemption.
that you are exempt from the FATCA reporting, is correct. See What is
FATCA reporting, later, for further information.	If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.
Note: If you are a U.S. person and a requester gives you a form other
than Form W-9 to request your TIN, you must use the requester’s form if	Backup Withholding
it is substantially similar to this Form W-9.	What is backup withholding? Persons making certain payments to you
Definition of a U.S. person. For federal tax purposes, you are	must under certain conditions withhold and pay to the IRS 28% of such
considered a U.S. person if you are:	payments. This is called “backup withholding.” Payments that may be
• An individual who is a U.S. citizen or U.S. resident alien;	subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties,
• A partnership, corporation, company, or association created or	nonemployee pay, payments made in settlement of payment card and
organized in the United States or under the laws of the United States;	third party network transactions, and certain payments from fishing boat
• An estate (other than a foreign estate); or	operators. Real estate transactions are not subject to backup
• A domestic trust (as defined in Regulations section 301.7701-7).	withholding.
Special rules for partnerships. Partnerships that conduct a trade or	You will not be subject to backup withholding on payments you
business in the United States are generally required to pay a withholding	receive if you give the requester your correct TIN, make the proper
tax under section 1446 on any foreign partners’ share of effectively	certifications, and report all your taxable interest and dividends on your
connected taxable income from such business. Further, in certain cases	tax return.
where a Form W-9 has not been received, the rules under section 1446	Payments you receive will be subject to backup withholding if:
require a partnership to presume that a partner is a foreign person, and	1. You do not furnish your TIN to the requester,
pay the section 1446 withholding tax. Therefore, if you are a U.S. person
that is a partner in a partnership conducting a trade or business in the	2. You do not certify your TIN when required (see the instructions for
United States, provide Form W-9 to the partnership to establish your	Part II for details),
U.S. status and avoid section 1446 withholding on your share of	3. The IRS tells the requester that you furnished an incorrect TIN,
partnership income.	4. The IRS tells you that you are subject to backup withholding
In the cases below, the following person must give Form W-9 to the	because you did not report all your interest and dividends on your tax
partnership for purposes of establishing its U.S. status and avoiding	return (for reportable interest and dividends only), or
withholding on its allocable share of net income from the partnership	5. You do not certify to the requester that you are not subject to
conducting a trade or business in the United States.	backup withholding under 4 above (for reportable interest and dividend
• In the case of a disregarded entity with a U.S. owner, the U.S. owner	accounts opened after 1983 only).
of the disregarded entity and not the entity;	Certain payees and payments are exempt from backup withholding.
• In the case of a grantor trust with a U.S. grantor or other U.S. owner,	See Exempt payee code, later, and the separate Instructions for the
generally, the U.S. grantor or other U.S. owner of the grantor trust and	Requester of Form W-9 for more information.
not the trust; and	Also see Special rules for partnerships, earlier.
• In the case of a U.S. trust (other than a grantor trust), the U.S. trust
(other than a grantor trust) and not the beneficiaries of the trust.	What is FATCA Reporting?
Foreign person. If you are a foreign person or the U.S. branch of a	The Foreign Account Tax Compliance Act (FATCA) requires a
foreign bank that has elected to be treated as a U.S. person, do not use	participating foreign financial institution to report all United States
Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see	account holders that are specified United States persons. Certain
Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign	payees are exempt from FATCA reporting. See Exemption from FATCA
Entities).	reporting code, later, and the Instructions for the Requester of Form
Nonresident alien who becomes a resident alien. Generally, only a	W-9 for more information.
nonresident alien individual may use the terms of a tax treaty to reduce
or eliminate U.S. tax on certain types of income. However, most tax	Updating Your Information
treaties contain a provision known as a “saving clause.” Exceptions	You must provide updated information to any person to whom you
specified in the saving clause may permit an exemption from tax to	claimed to be an exempt payee if you are no longer an exempt payee
continue for certain types of income even after the payee has otherwise	and anticipate receiving reportable payments in the future from this
become a U.S. resident alien for tax purposes.	person. For example, you may need to provide updated information if
If you are a U.S. resident alien who is relying on an exception	you are a C corporation that elects to be an S corporation, or if you no
contained in the saving clause of a tax treaty to claim an exemption	longer are tax exempt. In addition, you must furnish a new Form W-9 if
from U.S. tax on certain types of income, you must attach a statement	the name or TIN changes for the account; for example, if the grantor of a
to Form W-9 that specifies the following five items.	grantor trust dies.
1. The treaty country. Generally, this must be the same treaty under
which you claimed exemption from tax as a nonresident alien.	Penalties
2. The treaty article addressing the income.	Failure to furnish TIN. If you fail to furnish your correct TIN to a
3. The article number (or location) in the tax treaty that contains the	requester, you are subject to a penalty of $50 for each such failure
saving clause and its exceptions.	unless your failure is due to reasonable cause and not to willful neglect.
4. The type and amount of income that qualifies for the exemption	Civil penalty for false information with respect to withholding. If you
from tax.	make a false statement with no reasonable basis that results in no
5. Sufficient facts to justify the exemption from tax under the terms of	backup withholding, you are subject to a $500 penalty.
the treaty article.

Form W-9 (Rev. 11-2017)	Page 3

Criminal penalty for falsifying information. Willfully falsifying	IF the entity/person on line 1 is	THEN check the box for
certifications or affirmations may subject you to criminal penalties	a(n)
including fines and/or imprisonment.
Misuse of TINs. If the requester discloses or uses TINs in violation of	• Corporation	Corporation
federal law, the requester may be subject to civil and criminal penalties.	• Individual	Individual/sole proprietor or single-
	• Sole proprietorship, or	member LLC
Specific Instructions	• Single-member limited liability
company (LLC) owned by an
Line 1	individual and disregarded for U.S.
You must enter one of the following on this line; do not leave this line	federal tax purposes.
blank. The name should match the name on your tax return.	• LLC treated as a partnership for	Limited liability company and enter
If this Form W-9 is for a joint account (other than an account	U.S. federal tax purposes,	the appropriate tax classification.
maintained by a foreign financial institution (FFI)), list first, and then	• LLC that has filed Form 8832 or	(P= Partnership; C= C corporation;
circle, the name of the person or entity whose number you entered in	2553 to be taxed as a corporation,	or S= S corporation)
Part I of Form W-9. If you are providing Form W-9 to an FFI to document	or
a joint account, each holder of the account that is a U.S. person must	• LLC that is disregarded as an
provide a Form W-9.	entity separate from its owner but
a. Individual. Generally, enter the name shown on your tax return. If	the owner is another LLC that is
you have changed your last name without informing the Social Security	not disregarded for U.S. federal tax
Administration (SSA) of the name change, enter your first name, the last	purposes.
name as shown on your social security card, and your new last name.
Note: ITIN applicant: Enter your individual name as it was entered on	• Partnership	Partnership
your Form W-7 application, line 1a. This should also be the same as the	• Trust/estate	Trust/estate
name you entered on the Form 1040/1040A/1040EZ you filed with your
application.	Line 4, Exemptions
b. Sole proprietor or single-member LLC. Enter your individual	If you are exempt from backup withholding and/or FATCA reporting,
name as shown on your 1040/1040A/1040EZ on line 1. You may enter	enter in the appropriate space on line 4 any code(s) that may apply to
your business, trade, or “doing business as” (DBA) name on line 2.	you.
Exempt payee code.
c. Partnership, LLC that is not a single-member LLC, C
corporation, or S corporation. Enter the entity's name as shown on the	• Generally, individuals (including sole proprietors) are not exempt from
entity's tax return on line 1 and any business, trade, or DBA name on	backup withholding.
line 2.	• Except as provided below, corporations are exempt from backup
d. Other entities. Enter your name as shown on required U.S. federal	withholding for certain payments, including interest and dividends.
tax documents on line 1. This name should match the name shown on the	• Corporations are not exempt from backup withholding for payments
charter or other legal document creating the entity. You may enter any	made in settlement of payment card or third party network transactions.
business, trade, or DBA name on line 2.	• Corporations are not exempt from backup withholding with respect to
e. Disregarded entity. For U.S. federal tax purposes, an entity that is	attorneys’ fees or gross proceeds paid to attorneys, and corporations
disregarded as an entity separate from its owner is treated as a	that provide medical or health care services are not exempt with respect
“disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter	to payments reportable on Form 1099-MISC.
the owner's name on line 1. The name of the entity entered on line 1	The following codes identify payees that are exempt from backup
should never be a disregarded entity. The name on line 1 should be the	withholding. Enter the appropriate code in the space in line 4.
name shown on the income tax return on which the income should be
reported. For example, if a foreign LLC that is treated as a disregarded	1—An organization exempt from tax under section 501(a), any IRA, or
entity for U.S. federal tax purposes has a single owner that is a U.S.	a custodial account under section 403(b)(7) if the account satisfies the
person, the U.S. owner's name is required to be provided on line 1. If	requirements of section 401(f)(2)
the direct owner of the entity is also a disregarded entity, enter the first	2—The United States or any of its agencies or instrumentalities
owner that is not disregarded for federal tax purposes. Enter the	3—A state, the District of Columbia, a U.S. commonwealth or
disregarded entity's name on line 2, “Business name/disregarded entity	possession, or any of their political subdivisions or instrumentalities name.” If the owner of the disregarded entity is a foreign person, the
owner must complete an appropriate Form W-8 instead of a Form W-9.	4—A foreign government or any of its political subdivisions, agencies,
This is the case even if the foreign person has a U.S. TIN.	or instrumentalities
5—A corporation
Line 2	6—A dealer in securities or commodities required to register in the
If you have a business name, trade name, DBA name, or disregarded	United States, the District of Columbia, or a U.S. commonwealth or
entity name, you may enter it on line 2.	possession
7—A futures commission merchant registered with the Commodity
Line 3	Futures Trading Commission
Check the appropriate box on line 3 for the U.S. federal tax	8—A real estate investment trust
classification of the person whose name is entered on line 1. Check only
one box on line 3.	9—An entity registered at all times during the tax year under the
Investment Company Act of 1940
10—A common trust fund operated by a bank under section 584(a)
11—A financial institution
12—A middleman known in the investment community as a nominee or custodian
13—A trust exempt from tax under section 664 or described in section
4947

Form W-9 (Rev. 11-2017)	Page 4

The following chart shows types of payments that may be exempt		M—A tax exempt trust under a section 403(b) plan or section 457(g)
from backup withholding. The chart applies to the exempt payees listed		plan
above, 1 through 13.		Note: You may wish to consult with the financial institution requesting
IF the payment is for .	THEN the payment is exempt	this form to determine whether the FATCA code and/or exempt payee
	for .	code should be completed.

Interest and dividend payments	All exempt payees except	Line 5
	for 7	Enter your address (number, street, and apartment or suite number).
Broker transactions	Exempt payees 1 through 4 and 6	This is where the requester of this Form W-9 will mail your information
	through 11 and all C corporations.	returns. If this address differs from the one the requester already has on
	S corporations must not enter an	file, write NEW at the top. If a new address is provided, there is still a
	exempt payee code because they	chance the old address will be used until the payor changes your
	are exempt only for sales of	address in their records.
noncovered securities acquired
	prior to 2012.	Line 6

Barter exchange transactions and	Exempt payees 1 through 4	Enter your city, state, and ZIP code.
patronage dividends		Part I. Taxpayer Identification Number (TIN)
Payments over $600 required to be	Generally, exempt payees	Enter your TIN in the appropriate box. If you are a resident alien and
reported and direct sales over	1 through 5[2]	you do not have and are not eligible to get an SSN, your TIN is your IRS
$5,000[1]		individual taxpayer identification number (ITIN). Enter it in the social
Payments made in settlement of	Exempt payees 1 through 4	security number box. If you do not have an ITIN, see How to get a TIN below.
payment card or third party network
transactions		If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.
[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.		If you are a single-member LLC that is disregarded as an entity
2		separate from its owner, enter the owner’s SSN (or EIN, if the owner has
However, the following payments made to a corporation and		one). Do not enter the disregarded entity’s EIN. If the LLC is classified as
reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross		a corporation or partnership, enter the entity’s EIN.
proceeds paid to an attorney reportable under section 6045(f), and		Note: See What Name and Number To Give the Requester, later, for
payments for services paid by a federal executive agency.		further clarification of name and TIN combinations.
Exemption from FATCA reporting code. The following codes identify		How to get a TIN. If you do not have a TIN, apply for one immediately.
payees that are exempt from reporting under FATCA. These codes		To apply for an SSN, get Form SS-5, Application for a Social Security
apply to persons submitting this form for accounts maintained outside		Card, from your local SSA office or get this form online at
of the United States by certain foreign financial institutions. Therefore, if		www.SSA.gov. You may also get this form by calling 1-800-772-1213.
you are only submitting this form for an account you hold in the United		Use Form W-7, Application for IRS Individual Taxpayer Identification
States, you may leave this field blank. Consult with the person		Number, to apply for an ITIN, or Form SS-4, Application for Employer
requesting this form if you are uncertain if the financial institution is		Identification Number, to apply for an EIN. You can apply for an EIN
subject to these requirements. A requester may indicate that a code is		online by accessing the IRS website at www.irs.gov/Businesses and
not required by providing you with a Form W-9 with “Not Applicable” (or		clicking on Employer Identification Number (EIN) under Starting a
any similar indication) written or printed on the line for a FATCA		Business. Go to www.irs.gov/Forms to view, download, or print Form
exemption code.		W-7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderForms to
A—An organization exempt from tax under section 501(a) or any		place an order and have Form W-7 and/or SS-4 mailed to you within 10
individual retirement plan as defined in section 7701(a)(37)		business days.
B—The United States or any of its agencies or instrumentalities		If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date
C—A state, the District of Columbia, a U.S. commonwealth or		the form, and give it to the requester. For interest and dividend
possession, or any of their political subdivisions or instrumentalities		payments, and certain payments made with respect to readily tradable
D—A corporation the stock of which is regularly traded on one or		instruments, generally you will have 60 days to get a TIN and give it to
more established securities markets, as described in Regulations		the requester before you are subject to backup withholding on
section 1.1472-1(c)(1)(i)		payments. The 60-day rule does not apply to other types of payments.
E—A corporation that is a member of the same expanded affiliated		You will be subject to backup withholding on all such payments until
group as a corporation described in Regulations section 1.1472-1(c)(1)(i)		you provide your TIN to the requester.
F—A dealer in securities, commodities, or derivative financial		Note: Entering “Applied For” means that you have already applied for a
instruments (including notional principal contracts, futures, forwards,		TIN or that you intend to apply for one soon.
and options) that is registered as such under the laws of the United		Caution: A disregarded U.S. entity that has a foreign owner must use
States or any state		the appropriate Form W-8.

G—A real estate investment trust		Part II. Certification
H—A regulated investment company as defined in section 851 or an		To establish to the withholding agent that you are a U.S. person, or
entity registered at all times during the tax year under the Investment		resident alien, sign Form W-9. You may be requested to sign by the
Company Act of 1940		withholding agent even if item 1, 4, or 5 below indicates otherwise.
I—A common trust fund as defined in section 584(a)		For a joint account, only the person whose TIN is shown in Part I
J—A bank as defined in section 581		should sign (when required). In the case of a disregarded entity, the
K—A broker		person identified on line 1 must sign. Exempt payees, see Exempt payee
L—A trust exempt from tax under section 664 or described in section		code, earlier.
4947(a)(1)		Signature requirements. Complete the certification as indicated in items 1 through 5 below.

Form W-9 (Rev. 11-2017)	Page 5

1. Interest, dividend, and barter exchange accounts opened		For this type of account:	Give name and EIN of:
before 1984 and broker accounts considered active during 1983.
You must give your correct TIN, but you do not have to sign the		14. Account with the Department of	The public entity
certification.		Agriculture in the name of a public
entity (such as a state or local
2. Interest, dividend, broker, and barter exchange accounts		government, school district, or
opened after 1983 and broker accounts considered inactive during		prison) that receives agricultural
1983. You must sign the certification or backup withholding will apply. If		program payments
you are subject to backup withholding and you are merely providing
your correct TIN to the requester, you must cross out item 2 in the		15. Grantor trust filing under the Form	The trust
certification before signing the form.		1041 Filing Method or the Optional
3. Real estate transactions. You must sign the certification. You may		Form 1099 Filing Method 2 (see
cross out item 2 of the certification.		Regulations section 1.671-4(b)(2)(i)(B))
4. Other payments. You must give your correct TIN, but you do not		[1] List first and circle the name of the person whose number you furnish.
have to sign the certification unless you have been notified that you		If only one person on a joint account has an SSN, that person’s number
have previously given an incorrect TIN. “Other payments” include		must be furnished.
payments made in the course of the requester’s trade or business for		[2] Circle the minor’s name and furnish the minor’s SSN.
rents, royalties, goods (other than bills for merchandise), medical and
health care services (including payments to corporations), payments to		[3] You must show your individual name and you may also enter your
a nonemployee for services, payments made in settlement of payment		business or DBA name on the “Business name/disregarded entity”
card and third party network transactions, payments to certain fishing		name line. You may use either your SSN or EIN (if you have one), but the
boat crew members and fishermen, and gross proceeds paid to		IRS encourages you to use your SSN.
attorneys (including payments to corporations).		[4] List first and circle the name of the trust, estate, or pension trust. (Do
5. Mortgage interest paid by you, acquisition or abandonment of		not furnish the TIN of the personal representative or trustee unless the
secured property, cancellation of debt, qualified tuition program		legal entity itself is not designated in the account title.) Also see Special
payments (under section 529), ABLE accounts (under section 529A),		rules for partnerships, earlier.
IRA, Coverdell ESA, Archer MSA or HSA contributions or
distributions, and pension distributions. You must give your correct		*Note: The grantor also must provide a Form W-9 to trustee of trust.
TIN, but you do not have to sign the certification.		Note: If no name is circled when more than one name is listed, the

What Name and Number To Give the Requester		number will be considered to be that of the first name listed.
For this type of account:	Give name and SSN of:	Secure Your Tax Records From Identity Theft
1. Individual	The individual	Identity theft occurs when someone uses your personal information
2. Two or more individuals (joint	The actual owner of the account or, if	such as your name, SSN, or other identifying information, without your
account) other than an account	combined funds, the first individual on	permission, to commit fraud or other crimes. An identity thief may use
maintained by an FFI	the account[1]	your SSN to get a job or may file a tax return using your SSN to receive a refund.
3. Two or more U.S. persons	Each holder of the account	To reduce your risk:
(joint account maintained by an FFI)
• Protect your SSN,
4. Custodial account of a minor	The minor²	• Ensure your employer is protecting your SSN, and
(Uniform Gift to Minors Act)
5. a. The usual revocable savings trust	The grantor-trustee[1]	• Be careful when choosing a tax preparer.
(grantor is also trustee)		If your tax records are affected by identity theft and you receive a
b. So-called trust account that is not	The actual owner[1]	notice from the IRS, respond right away to the name and phone number
a legal or valid trust under state law		printed on the IRS notice or letter.

6. Sole proprietorship or disregarded	The owner³	If your tax records are not currently affected by identity theft but you
entity owned by an individual		think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline
7. Grantor trust filing under Optional	The grantor*	at 1-800-908-4490 or submit Form 14039.
Form 1099 Filing Method 1 (see
Regulations section 1.671-4(b)(2)(i)		For more information, see Pub. 5027, Identity Theft Information for
(A))		Taxpayers.
For this type of account:	Give name and EIN of:	Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that
8. Disregarded entity not owned by an	The owner	have not been resolved through normal channels, may be eligible for
individual		Taxpayer Advocate Service (TAS) assistance. You can reach TAS by
9. A valid trust, estate, or pension trust	Legal entity[4]	calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD
10. Corporation or LLC electing	The corporation	1-800-829-4059.
corporate status on Form 8832 or		Protect yourself from suspicious emails or phishing schemes.
Form 2553		Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act
11. Association, club, religious,	The organization	is sending an email to a user falsely claiming to be an established
charitable, educational, or other tax-		legitimate enterprise in an attempt to scam the user into surrendering
exempt organization		private information that will be used for identity theft.
12. Partnership or multi-member LLC	The partnership
13. A broker or registered nominee	The broker or nominee

Form W-9 (Rev. 11-2017)	Page 6

The IRS does not initiate contacts with taxpayers via emails. Also, the	Privacy Act Notice
IRS does not request personal detailed information through email or ask
taxpayers for the PIN numbers, passwords, or similar secret access	Section 6109 of the Internal Revenue Code requires you to provide your
information for their credit card, bank, or other financial accounts.	correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or
If you receive an unsolicited email claiming to be from the IRS,	certain other income paid to you; mortgage interest you paid; the
forward this message to phishing@irs.gov. You may also report misuse	acquisition or abandonment of secured property; the cancellation of
of the IRS name, logo, or other IRS property to the Treasury Inspector	debt; or contributions you made to an IRA, Archer MSA, or HSA. The
General for Tax Administration (TIGTA) at 1-800-366-4484. You can	person collecting this form uses the information on the form to file
forward suspicious emails to the Federal Trade Commission at	information returns with the IRS, reporting the above information.
spam@uce.gov or report them at www.ftc.gov/complaint. You can	Routine uses of this information include giving it to the Department of
contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338).	Justice for civil and criminal litigation and to cities, states, the District of
If you have been the victim of identity theft, see www.IdentityTheft.gov	Columbia, and U.S. commonwealths and possessions for use in
and Pub. 5027.	administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil
Visit www.irs.gov/IdentityTheft to learn more about identity theft and	and criminal laws, or to federal law enforcement and intelligence
how to reduce your risk.	agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer.
Certain penalties may also apply for providing false or fraudulent information.